Putnam Large Cap Value Fund
The fund's portfolio
1/31/22 (Unaudited)

COMMON STOCKS (94.9%)(a)
	Shares	Value
Aerospace and defense (3.8%)
Northrop Grumman Corp.	1,001,479	$370,447,082
Raytheon Technologies Corp.	3,286,072	296,370,834

		666,817,916
Airlines (1.4%)
Southwest Airlines Co.(NON)(S)	5,256,611	235,285,908

		235,285,908
Automobiles (1.8%)
General Motors Co.(NON)	5,870,530	309,553,047

		309,553,047
Banks (11.2%)
Bank of America Corp.	14,031,250	647,401,875
Citigroup, Inc.	6,706,751	436,743,625
JPMorgan Chase & Co.	3,448,735	512,482,021
KeyCorp	3,945,705	98,879,367
PNC Financial Services Group, Inc. (The)	1,292,514	266,244,959

		1,961,751,847
Beverages (2.3%)
Keurig Dr Pepper, Inc.	5,418,249	205,622,550
PepsiCo, Inc.	1,135,279	196,993,612

		402,616,162
Biotechnology (3.9%)
AbbVie, Inc.	2,598,231	355,671,842
Regeneron Pharmaceuticals, Inc.(NON)	552,380	336,172,944

		691,844,786
Building products (1.4%)
Johnson Controls International PLC	3,468,111	252,027,626

		252,027,626
Capital markets (2.5%)
Goldman Sachs Group, Inc. (The)	877,703	311,303,700
State Street Corp.	1,407,009	132,962,351

		444,266,051
Chemicals (3.5%)
Corteva, Inc.	4,446,600	213,792,528
Eastman Chemical Co.	1,625,000	193,261,250
PPG Industries, Inc.	1,156,600	180,660,920
Sherwin-Williams Co. (The)	131,826	37,769,467

		625,484,165
Construction materials (1.1%)
CRH PLC (Ireland)	4,007,336	201,455,840

		201,455,840
Consumer finance (0.8%)
Capital One Financial Corp.	943,559	138,448,412

		138,448,412
Diversified financial services (0.9%)
Apollo Global Management, Inc.	2,312,653	161,885,710

		161,885,710
Electric utilities (4.2%)
American Electric Power Co., Inc.	2,162,407	195,481,593
Exelon Corp.	5,096,295	295,330,295
NRG Energy, Inc.	6,343,298	253,287,889

		744,099,777
Electrical equipment (1.1%)
Eaton Corp. PLC	1,193,608	189,103,315

		189,103,315
Electronic equipment, instruments, and components (0.6%)
Vontier Corp.	3,901,438	109,669,422

		109,669,422
Equity real estate investment trusts (REITs) (2.9%)
American Tower Corp.	585,720	147,308,580
Boston Properties, Inc.	1,515,473	169,854,214
Gaming and Leisure Properties, Inc.	4,411,954	199,332,082

		516,494,876
Food and staples retail (3.7%)
BJ's Wholesale Club Holdings, Inc.(NON)	3,048,855	187,413,117
Walmart, Inc.	3,318,574	463,969,831

		651,382,948
Health-care providers and services (3.6%)
Anthem, Inc.	730,300	322,054,997
McKesson Corp.	1,220,237	313,259,243

		635,314,240
Hotels, restaurants, and leisure (1.9%)
Aramark	4,143,100	142,066,899
Hilton Worldwide Holdings, Inc.(NON)	1,346,662	195,414,123

		337,481,022
Household durables (1.5%)
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $52) (Private) (Germany)(NON)(F)(RES)	78	—
PulteGroup, Inc.	5,005,721	263,751,439

		263,751,439
Household products (1.5%)
Procter & Gamble Co. (The)	1,616,249	259,327,152

		259,327,152
Industrial conglomerates (1.5%)
General Electric Co.	347,349	32,817,534
Honeywell International, Inc.	1,149,192	234,986,780

		267,804,314
Insurance (3.3%)
American International Group, Inc.	3,395,297	196,078,402
Assured Guaranty, Ltd.(AFF)	4,148,214	221,058,324
AXA SA (France)	5,002,760	158,340,891

		575,477,617
IT Services (1.2%)
Fidelity National Information Services, Inc.	1,786,793	214,272,217

		214,272,217
Life sciences tools and services (2.5%)
Danaher Corp.(S)	548,406	156,728,951
Thermo Fisher Scientific, Inc.	500,200	290,766,260

		447,495,211
Media (2.5%)
Charter Communications, Inc. Class A(NON)(S)	385,957	229,003,726
Comcast Corp. Class A	4,086,884	204,303,331

		433,307,057
Metals and mining (1.6%)
Freeport-McMoRan, Inc. (Indonesia)	7,798,882	290,274,388

		290,274,388
Multi-utilities (0.6%)
Ameren Corp.	1,288,864	114,373,791

		114,373,791
Multiline retail (1.4%)
Target Corp.	1,092,600	240,841,818

		240,841,818
Oil, gas, and consumable fuels (7.2%)
ConocoPhillips	4,245,868	376,268,822
Enterprise Products Partners LP	4,731,700	111,857,388
EOG Resources, Inc.	690,763	77,006,259
Exxon Mobil Corp.	2,778,854	211,081,750
Shell PLC (United Kingdom)(NON)	9,818,890	248,970,467
Valero Energy Corp.	2,934,804	243,500,688

		1,268,685,374
Pharmaceuticals (5.8%)
AstraZeneca PLC ADR (United Kingdom)	4,449,576	259,009,819
Johnson & Johnson	1,856,413	319,841,396
Merck & Co., Inc.	3,417,210	278,434,271
Sanofi (France)	1,527,358	158,770,839

		1,016,056,325
Road and rail (1.4%)
Union Pacific Corp.	1,032,537	252,506,923

		252,506,923
Semiconductors and semiconductor equipment (3.1%)
NXP Semiconductors NV	587,551	120,706,477
Qualcomm, Inc.	1,753,110	308,126,614
Texas Instruments, Inc.	667,384	119,788,754

		548,621,845
Software (4.5%)
Microsoft Corp.	1,953,179	607,399,605
Oracle Corp.	2,280,500	185,085,380

		792,484,985
Specialty retail (1.2%)
O'Reilly Automotive, Inc.(NON)	316,000	205,953,000

		205,953,000
Trading companies and distributors (0.9%)
United Rentals, Inc.(NON)	487,887	156,182,386

		156,182,386
Wireless telecommunication services (0.6%)
T-Mobile US, Inc.(NON)	1,029,500	111,361,014

		111,361,014

Total common stocks (cost $10,147,694,012)		$16,733,759,926

CONVERTIBLE PREFERRED STOCKS (1.3%)(a)
	Shares	Value
Danaher Corp. 5.00% cv. pfd.(S)	72,972	$112,351,472
T-Mobile US, Inc. 144A 5.25% cv. pfd.(NON)	117,845	117,208,072

Total convertible preferred stocks (cost $195,899,796)		$229,559,544

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.125%, 3/31/24(i)	$416,000	$426,874
1.625%, 5/15/26(i)	1,423,000	1,431,097
1.125%, 2/28/27(i)	137,000	134,382
0.375%, 4/30/25(i)	221,000	213,848

Total U.S. treasury obligations (cost $2,206,201)		$2,206,201

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Occidental Petroleum Corp.(S)	8/3/27	$22.00	62,783	$1,156,463

Total warrants (cost $310,780)				$1,156,463

SHORT-TERM INVESTMENTS (3.7%)(a)
		Principal amount/ shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper 0.200%, 2/18/22		$30,000,000	$29,998,650
HSBC Bank PLC commercial paper 0.100%, 2/1/22		31,250,000	31,249,904
Interest in $485,000,000 joint tri-party repurchase agreement dated 1/31/2022 with Citigroup Global Markets, Inc. due 2/1/2022 - maturity value of $85,364,142 for an effective yield of 0.060% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.500% to 4.000% and due dates ranging from 12/20/2051 to 1/20/2052, valued at $494,721,690)		85,364,000	85,364,000
Interest in $376,820,000 joint tri-party repurchase agreement dated 1/31/2022 with BofA Securities, Inc. due 2/1/2022 - maturity value of $84,887,118 for an effective yield of 0.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 5.000% and due dates ranging from 11/1/2041 to 1/1/2052, valued at $384,356,400)		84,887,000	84,887,000
Liberty Street Funding, LLC asset backed commercial paper 0.230%, 3/30/22		50,000,000	49,982,842
Manhattan Asset Funding Co., LLC asset backed commercial paper 0.130%, 2/24/22		40,750,000	40,747,283
Mitsubishi UFJ Trust & Banking Corp. commercial paper 0.090%, 2/4/22		13,890,000	13,889,892
Nationwide Building Society commercial paper 0.105%, 2/24/22		25,000,000	24,998,083
Nationwide Building Society commercial paper 0.090%, 2/4/22		22,000,000	21,999,756
Putnam Cash Collateral Pool, LLC 0.14%(AFF)	Shares	28,419,010	28,419,010
Putnam Short Term Investment Fund Class P 0.16%(AFF)	Shares	156,726,175	156,726,175
Swedbank AB commercial paper 0.090%, 2/7/22		$27,439,000	27,438,627
Swedbank AB commercial paper 0.095%, 2/10/22		26,500,000	26,499,455
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	Shares	5,951,000	5,951,000
U.S. Treasury Bills 0.097%, 5/19/22(SEGSF)		$8,300,000	8,293,395
U.S. Treasury Cash Management Bills 0.145%, 5/3/22		9,400,000	9,394,891

Total short-term investments (cost $645,843,034)			$645,839,963
TOTAL INVESTMENTS

Total investments (cost $10,991,953,823)			$17,612,522,097

	FORWARD CURRENCY CONTRACTS at 1/31/22 (aggregate face value $1,097,679,018) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	3/16/22	$31,618,626	$31,313,435	$(305,191)
		Euro	Sell	3/16/22	31,947,586	32,291,886	344,300
	Barclays Bank PLC
		British Pound	Sell	3/16/22	165,067,353	163,437,497	(1,629,856)
		Euro	Buy	3/16/22	32,821,541	33,168,601	(347,060)
	Goldman Sachs International
		British Pound	Sell	3/16/22	163,555,397	161,954,095	(1,601,302)
		Euro	Sell	3/16/22	51,020,534	51,565,482	544,948
	HSBC Bank USA, National Association
		British Pound	Sell	3/16/22	32,471,076	32,158,382	(312,694)
		Euro	Sell	3/16/22	61,642,367	62,293,585	651,218
	Morgan Stanley & Co. International PLC
		Euro	Sell	3/16/22	156,550,111	158,165,570	1,615,459
	NatWest Markets PLC
		British Pound	Sell	3/16/22	32,705,029	32,384,317	(320,712)
	State Street Bank and Trust Co.
		British Pound	Sell	3/16/22	20,947,945	20,745,844	(202,101)
		Euro	Sell	3/16/22	101,746,114	102,823,631	1,077,517
	UBS AG
		British Pound	Buy	3/16/22	57,053,361	56,492,060	561,301
		Euro	Sell	3/16/22	114,774,808	115,999,489	1,224,681
	WestPac Banking Corp.
		British Pound	Sell	3/16/22	21,999,120	21,786,861	(212,259)
		Euro	Sell	3/16/22	20,874,156	21,098,283	224,127

	Unrealized appreciation						6,243,551

	Unrealized (depreciation)						(4,931,175)

	Total						$1,312,376
*	The exchange currency for all contracts listed is the United States Dollar.

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2021 through January 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $17,630,263,351.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $0, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 10/31/21	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 1/31/22
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$96,760,375	$144,051,220	$212,392,585	$25,521	$—	$—	$—	28,419,010	$28,419,010
	Putnam Short Term Investment Fund**	235,153,634	379,145,385	457,572,844	60,109	—	—	—	156,726,175	156,726,175

	Total Short-term investments	331,914,009	523,196,605	669,965,429	85,630	—	—	—	185,145,185	185,145,185
	Common stocks†
	Financials
	Assured Guaranty, Ltd.	230,557,734	—	—	912,607	—	—	(9,499,410)	4,148,214	221,058,324

	Total Common Stock	230,557,734	—	—	912,607	—	—	(9,499,410)	4,148,214	221,058,324

	Totals	$562,471,743	$523,196,605	$669,965,429	$998,237	$—	$—	$(9,499,410)	189,293,399	$406,203,509
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $28,444,758 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $28,419,010.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
	† Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,726,790.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $2,439,741 to cover certain derivative contracts.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $173,659,838 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to manage foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $3,353,982 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,726,790 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$544,668,071	$—	$—
Consumer discretionary	1,357,580,326	—	—
Consumer staples	1,313,326,262	—	—
Energy	1,268,685,374	—	—
Financials	3,123,488,746	158,340,891	—
Health care	2,631,939,723	158,770,839	—
Industrials	2,019,728,388	—	—
Information technology	1,665,048,469	—	—
Materials	915,758,553	201,455,840	—
Real Estate	516,494,876	—	—
Utilities	858,473,568	—	—

Total common stocks	16,215,192,356	518,567,570	—
Convertible preferred stocks	—	229,559,544	—
U.S. treasury obligations	—	2,206,201	—
Warrants	1,156,463	—	—
Short-term investments	5,951,000	639,888,963	—

Totals by level	$16,222,299,819	$1,390,222,278	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,312,376	$—

Totals by level	$—	$1,312,376	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$1,091,100,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com